SCHEDULE 14A INFORMATION
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Air T, Inc.
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Air T, Inc.
5930 Balsom Ridge Road
Denver, NC 28037
Telephone: (828) 464-8741
FAX: (704) 489-9960

July 9, 2021

To Our Stockholders:
We mailing to you, for your information and review, Air T, Inc.’s 2021 Annual Report, Notice and Proxy Statement for our Annual Meeting of Stockholders to be held Wednesday, August 18, 2021, accompanying proxy card and return envelope.

The accompanying Proxy Statement provides you with a summary of the proposals on which our stockholders will vote at the annual meeting. Your vote is important regardless of the number of shares you hold. To ensure your representation at the meeting, please complete, sign, date and return your enclosed proxy card as soon as possible in the postage-paid envelope provided. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares, and the vote cannot be cast unless you provide instructions to your broker. You should follow instructions provided by your broker regarding how to instruct your broker to vote your shares. If you choose to attend the annual meeting, you may revoke your proxy and personally cast your votes at the annual meeting.
The meeting will be held at the Company’s Minnesota executive office but stockholder participation will be by remote communication only. Instructions are included within as to how to stockholders can participate by remote communication. The instructions are also on our website, www.airt.net .
Stockholder matters, including a transfer of shares, missing stock certificates, or changes of address can be directed to the Company’s transfer agent at the following mailing address, email address and telephone number:
American Stock Transfer and Trust Company
Operations Center
6201 15th Avenue
Brooklyn, NY 11219
Email address: info@amstock.com
Telephone Number: 1-800-937-5449
If you should have a question or require an additional copy of the documents mentioned above, please contact me directly at 828-464-8741.
Sincerely,

Nick Swenson
President and Chief Executive Officer
Enclosures

AIR T, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 18, 2021
To Our Stockholders:
You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Air T, Inc. (the “Company”), to be held on August 18, 2021 at 8:30 a.m. local time. The meeting will be held at the Company’s executive office in Minnesota, but stockholder participation will be by remote communication only.
Due to the public health impact of the coronavirus (“COVID-19”) pandemic and to support the health and well-being of our stockholders and our community, stockholder participation at the Annual Meeting will be in a virtual meeting format only, via remote communication. We believe the hybrid, virtual meeting format to be used enhances stockholder access, participation and communication, while reducing costs and increasing overall safety for both our Company and our stockholders.
The purpose of the meeting is to consider and act on the following matters:
1.Elect as directors the six (6) nominees named in the accompanying proxy statement to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified;
2.To approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the accompanying proxy statement;
3.To approve the Company’s 2020 Omnibus Stock and Incentive Plan which provides for a total of 420,000 shares of our Common Stock to be available for issuance under the plan;
4.To approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our Preferred Stock, $1.00 par value per share, from 50,000 to 2,000,000;
5.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022; and
6.To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.
AFTER CAREFUL CONSIDERATION OF EACH OF THE PROPOSALS ABOVE, THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS TO BE CONSIDERED AND VOTED ON AT THE ANNUAL MEETING.

Only stockholders of record as of the close of business on June 29, 2021 are entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof. Such stockholders may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting https://agm.issuerdirect.com/airt. You will need to provide your 12-digit control number that is on your Notice Regarding the Availability of Proxy Materials, or on your proxy card if you received proxy materials by mail. You may examine a list of those stockholders at our executive office at 5000 West 36th Street, Minneapolis, Minnesota 55416, during the 10-day period preceding the annual meeting. Each share of our outstanding common stock will entitle the holder to one vote on each matter that properly comes before the annual meeting.
The accompanying proxy statement provides you with a summary of the proposals on which our stockholders will vote at the annual meeting. We encourage you to read this entire document before voting.
Your vote is important no matter how large or small your holdings may be. To ensure your representation at the meeting, please complete, sign, date and return your proxy card as soon as possible. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares, and your vote cannot be cast unless you provide instructions to your broker. You should follow instructions provided by your broker regarding how to instruct your broker to vote your shares.
This Annual Meeting Notice and Proxy Statement, 2021 Annual Report and proxy card are first being made available to our stockholders on or about July 19, 2021.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE.

You may vote by following the instructions on the Notice Regarding the Availability of Proxy Materials, or, if you received proxy materials by mail, by completing, signing and dating the enclosed proxy and returning it promptly in the envelope provided, or authorizing your proxy by telephone or through the Internet. Please review the instructions on each of your voting options described in the Proxy Statement, as well as in the Notice Regarding the Availability of Proxy Materials or proxy card you received in the mail.

You have the option to revoke your proxy at any time prior to the Annual Meeting, or to vote your shares personally if you attend the Annual Meeting virtually. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 18, 2021:

Our Annual Meeting Notice, Proxy Statement and 2021 Annual Report
are also available at http://www.airt.net.

By Order of the Board of Directors

Nick Swenson
President and Chief Executive Officer

July 19, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 18, 2021
This notice, the accompanying proxy statement and proxy and the Air T, Inc. 2021 Annual Report to Stockholders, which includes the Air T Inc.’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021, are available at http://www.airt.net/investors/annual-meeting-materials Additionally, and in accordance with the rules of the Securities and Exchange Commission, stockholders may access these materials at the website indicated in the Notice of Internet Availability of Proxy Materials that you receive in connection with this notice and the accompanying proxy statement.

[Intentionally left blank.]

Air T, Inc.
5930 Balsom Ridge Road
Denver, North Carolina 28037
Telephone (828) 464-8741
PROXY STATEMENT
The enclosed proxy is solicited on behalf of the Board of Directors of Air T, Inc. (referred to as the “Company”) in connection with the annual meeting of stockholders of the Company to be held on Wednesday, August 18, 2021 at 8:30 a.m. at 5000 West 36th Street, Minneapolis, Minnesota 55416. Stockholder participation will be by remote communication only. The attached proxy should be used to vote your shares. You may revoke your proxy at any time before it is exercised by:
•giving a written notice of revocation to the Secretary of the Company,
•submitting a proxy having a later date, or
•voting at the meeting by submitting a new proxy.
All shares represented by valid proxies and not revoked before they are voted will be voted as specified. If no specification is made, proxies will be voted “FOR” electing all nominees for director listed on the proxy in Item 1, “FOR” the resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this proxy statement, “FOR” approving the Company’s 2020 Omnibus Stock and Incentive Plan which provides for a total of 420,000 shares of our Common Stock to be available for issuance under the plan, “FOR” approving the amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Preferred Stock, $1.00 par value per share, from 50,000 to 2,000,000, and “FOR” ratifying Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022.
The Board of Directors knows of no matters, other than those stated above, to be presented for consideration at the annual meeting. If, however, other matters properly come before the annual meeting or any adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment on any such matters. The persons named in the accompanying proxy may also, if it is deemed advisable, vote such proxy to adjourn the annual meeting from time to time, including if there is not a quorum on the date set for the annual meeting.
This proxy statement, the enclosed proxy card and the Company’s 2021 Annual Report to Stockholders are being first made available to our stockholders on or about July 19, 2021. The

Annual Report does not constitute “soliciting material” and is not to be deemed “filed” with the Securities and Exchange Commission.
The Company will pay the costs of preparing this proxy statement and of soliciting proxies in the enclosed form. Our officers, directors and employees may solicit proxies personally, by telephone, mail or facsimile, or via the Internet. These individuals will not receive any additional compensation for their solicitation efforts. You may also be solicited by means of press releases issued by the Company, postings on our website, www.airt.net, and advertisements in periodicals. In addition, upon request we will reimburse banks, brokers and other nominees representing beneficial owners of shares for their expenses in forwarding voting materials to their customers who are beneficial owners and in obtaining voting instructions.
VOTING
Only stockholders of record at the close of business on June 29, 2021 will be entitled to vote at the annual meeting or any adjournment or adjournments thereof. The number of outstanding shares entitled to vote at the stockholders meeting is 2,881,853. The presence of a majority of the outstanding shares of the Company’s Common Stock, par value $.25 per share (the “Common Stock”), represented in person or by proxy at the meeting will constitute a quorum necessary to conduct business at the meeting.
How to Vote
If you are a registered stockholder, you may vote your shares by mail by completing, signing, dating and returning a proxy card or you may vote your shares in person by attending the remote communication of the meeting and voting your shares at the meeting as instructed during the meeting. Even if you plan to attend the meeting by remote communication, the Company encourages you to vote your shares by proxy. If you choose to attend the remote communication of the meeting, please be prepared to establish your stock ownership and identification in accordance with the instructions provided to obtain access to the remote communication.
If you are a beneficial stockholder and your broker holds your shares in its name, your broker may provide you alternative methods of providing your voting instructions, including by Internet or telephone. This depends on the voting process of the broker through which you hold the shares. Please follow their directions carefully.
Voting of Shares Held Through Brokers
If you are a beneficial stockholder and your broker holds your shares in its name, your broker cannot vote your shares on the following matters if you do not timely provide instructions for voting your shares:
•the election of directors;

•the advisory vote on approval of the compensation paid to the Company’s named executive officers.
•approval of the Company’s 2020 Omnibus Stock and Incentive Plan which provides for a total of 420,000 shares of our Common Stock to be available for issuance under the plan;
•approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our Preferred Stock, $1.00 par value per share, from 50,000 to 2,000,000;
If your shares are maintained through an account with a broker, it is likely that your broker holds your shares in its name, and you should contact your broker if you are uncertain whether your broker holds your shares in its name. Shares not voted by brokers on these matters if timely voting instructions are not provided are referred to as “broker non-votes.” However, your broker may vote your shares on any other matter that may be presented to the stockholders for a vote at the meeting, including the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, if the broker does not receive voting instructions from you.
If your broker holds your shares in its name, for you to vote those shares you must provide voting instructions to the broker through which you hold the shares. Please follow their directions carefully.
Required Voting Thresholds for Matters to be Considered at the Meeting
Directors will be elected by a plurality of the votes cast—that is, the six (6) nominees receiving the most votes will be elected as directors. Cumulative voting is not allowed. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors.
Approval of the Company’s 2020 Omnibus Stock and Incentive Plan which provides for a total of 420,000 shares of our Common Stock to be available for issuance under the plan; and, the ratification of the appointment of the independent registered public accounting firm for the fiscal year ending March 31, 2022, requires the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. Approval of the amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our Preferred Stock, $1.00 par value per share, from 50,000 to 2,000,000 by the affirmative vote of a majority of the outstanding shares of the Company. In each such case, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote, if applicable, will have no effect on the vote on this matter.
On the matter related to the advisory vote on compensation paid to the Company’s named executive officers, the Company will consider that our stockholders will approve of the compensation for named executive officers as disclosed in this Proxy Statement if there are more “FOR” votes than the total of “AGAINST” and “ABSTAIN” votes.

Changing Your Vote
Even after you have submitted your vote, you may revoke your proxy and change your vote at any time before voting begins at the annual meeting. If you are a registered stockholder, you may do this by:
•timely delivering to the Company’s Secretary, or at the meeting, a later dated signed proxy card or
•by voting your shares in person at the meeting in accordance with instructions provided at the meeting.
Your participation at the remote communication of the meeting will not automatically revoke your proxy; you must specifically revoke it and vote your shares as provided at the meeting.
If your broker holds your shares in its name, you should contact your bank, broker or other nominee to find out how to revoke your proxy. If you have obtained a legal proxy from your nominee giving you the right to vote your shares, you may vote at the meeting in accordance with instructions provided or by sending in an executed proxy with your legal proxy form.
CERTAIN BENEFICIAL OWNERS OF COMMON STOCK
The following table sets forth information regarding the beneficial ownership (determined in accordance with Rule 13d-3 of the Securities and Exchange Commission) of shares of Common Stock, par value $.25 per share, of the Company as of June 29, 2021 by each person that beneficially owns five percent or more of the shares of Common Stock. Each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned, except as otherwise set forth in the notes to the table.
Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as of June 29, 2021	Percent of Class(1)
AO Partners I, L.P. et al.(2) 5000 W. 36th Street, Suite 200 Minneapolis, Minnesota 55416	1,324,546	45.96%
Farnam Street Partners, L.P. et al.(3) 3033 Excelsior Boulevard, Suite 320 Minneapolis, Minnesota 55416	461,025	15.99%
Renaissance Technologies LLC et al.(4) 800 Third Avenue New York, New York 10022	185,211	6.42%

(1)Based upon 2,881,853 shares outstanding on June 29, 2021.
(2)Includes shares held by AO Partners I, L.P. (“AO Partners Fund”) and indirectly by AO Partners, LLC (“AO Partners”) as General Partner. AO Partners Fund and AO Partners have shared power to direct the voting and disposition of 940,750 shares. Nicholas Swenson as Managing Member of AO Partners disclaims beneficial ownership of such shares, except as to his pecuniary interest therein. Nicholas Swenson has sole power to direct the voting and disposition of 98,688 shares held directly (which includes 3,750 shares purchasable upon the exercise of stock options granted to him by the Company for his service on the Company’s Board of Directors and 94,938 shares held by a wholly-owned corporation), and Groveland Capital, LLC and Groveland DST, LLC have shared power to direct the voting and disposition of 52,010 shares and 233,098 shares respectively. Does not include any shares that could be acquired by Mr. Nick Swenson upon exercise of options granted under the Company’s 2020 Omnibus Stock and Incentive Plan as such options have not yet been approved and are not outstanding. See, Proposal No. 3 herein.
(3)Includes 394,090 shares held by Farnam Street Partners, L.P. and 55,793 shares held by FS Special Opportunities Fund I, LP. Mr. Cabillot is an officer of Farnam Street Capital, Inc., the general partner of Farnam Street Partners, L.P. and FS Special Opportunities Fund I, L.P. Messrs. Cabillot and Peter O. Haeg, as officers of FSC, the general partner of the Farnam Funds, share voting and dispositive power over all of the shares of Company common stock held by the Farnam Funds. Mr. Cabillot and Mr. Haeg individually own 7,500 shares and 3,642 shares of Company common stock, respectively. Does not include any shares that could be acquired by Mr. Cabillot upon exercise of options granted under the Company’s 2020 Omnibus Stock and Incentive Plan as such options have not yet been approved and are not outstanding. See, Proposal No. 3 herein.
(4)Based solely on a Schedule 13G/A filed on February 10, 2021 by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation, reporting that, as of December 31, 2020, each has sole power to direct the voting and disposition of 185,211 shares.
PROPOSAL 1 -- ELECTION OF DIRECTORS
Under the Company’s certificate of incorporation and by-laws, as amended, directors are elected at each annual meeting and hold office until their respective successors are elected and have qualified. The Board of Directors has established the number of directors constituting the Board of Directors at six (6). Accordingly, up to six (6) directors may be elected at the annual meeting.
The following sets forth certain information with respect to the individuals who are nominated by the Board of Directors, upon recommendation of its Nominating Committee, for election to the Board of Directors at the annual meeting. Each of the following nominees is currently a director of the Company. For each nominee we have disclosed the particular experience, qualifications, attributes, or skills that led the Board to conclude that the nominee should serve as a director.
Raymond Cabillot, age 58, was elected as a director of the Company in November 2016 and as Lead Independent Director of the Company in 2019. Since 1998, Mr. Cabillot has served as Chief Executive Officer and director of Farnam Street Capital, Inc., the General Partner of Farnam Street Partners L.P., a private investment partnership. Prior to his service at Farnam Street Capital, Mr. Cabillot was a Senior Research Analyst at Piper Jaffrey, Inc., an investment bank and asset management firm, from 1989 to 1997. Early in his career, Mr. Cabillot worked for Prudential Capital Corporation as an Associate Investment Manager and as an Investment Manager. Mr. Cabillot has served on the board of directors of Oxbridge Re Holdings Limited, a specialty property and casualty reinsurer, since 2013, and Pro-Dex, Inc., a manufacturer of surgical, dental, and scientific instruments, since 2013. Mr. Cabillot also served as Chairman of the Board of O.I. Corporation, a manufacturer of chemical analysis and monitoring products, from 2007 through 2010. Mr. Cabillot earned his BA with a double major in economics and chemistry from St. Olaf College and an MBA from the University of Minnesota. He is a Chartered Financial Analyst.
Mr. Cabillot was elected to the Board and as Lead Independent Director for his strong analytical skills and over 25 years’ experience as a financial analyst and investment manager. His prior service as a public company director and chairman also brings valuable corporate governance experience to the Board.
William Foudray, age 51, was elected as a director of the Company in August 2013. Mr. Foudray has served as Executive Vice President of Vantage Financial, LLC, an equipment leasing and finance company, since he co-founded that firm in August 2011. Mr. Foudray served in various executive capacities, including as Vice President of Operations, Chief Financial Officer and Executive Vice President, of Fidelity National Capital, Inc., a third-party technology leasing firm and then subsidiary of Fidelity National Financial, Inc., from 1999 until the sale of that company in 2009 to Winthrop Resources Corporation and as Vice President of Winthrop Resources Corporation, a technology leasing company, from 2009 to July 2011.
Mr. Foudray’s experience in the leasing business, including in the equipment leasing business provides the Board with valuable insight with respect to opportunities to expand leasing activities of the Company’s businesses. In addition, Mr. Foudray’s experience as an executive officer of a significant operating business and as a former chief financial officer add to the Board’s expertise in operational and financial matters.
Gary Kohler, age 64, was elected as a director of the Company in September 2014. Mr. Kohler has served as Chief Investment Officer, portfolio manager and Managing Partner of Blue Clay Capital Management, LLC, an investment management firm, since January 1, 2012. Mr. Kohler served as a portfolio manager and partner of Whitebox Advisors, LLC, an investment management firm, from January 2000 to December 2011. Mr. Kohler served in various capacities, including portfolio manager and Vice President, of Okabena Company, a private investment advisory firm, from 1984 to 1997.

Mr. Kohler’s experience in investing and managing investments in a wide variety of businesses during his over 25-year career in the field of investment management services provides the Board with additional depth in financial, analytical and investment expertise.
Peter McClung, age 51, was elected as a director of the Company in December 2017. Mr. McClung is an experienced business executive and expert in developing sales and marketing strategies based on customer insights. Mr. McClung has over 20 years’ experience building and leading teams to grow revenue, profitability and market share in a variety of industries. He spent the first part of his career as a sales and marketing executive in roles of increasing responsibility with Novartis, BASF, and UnitedHealth Group. In 2009, Mr. McClung formed a business strategy consulting firm, which expanded into a full-service branding agency in 2013, called welcometoseven.com. In 2016, Mr. McClung became CEO of The Jump Group, LLC, a joint venture technology company with welcometoseven.com and venture capital investors.
The Board nominated Mr. McClung because of his expertise in the areas of strategy, marketing and sales, in addition to his experience as both an entrepreneur as well as a senior leader in several Fortune 500 companies.
Nicholas Swenson, age 52, has served as a director of the Company since August 2012 and as Chairman of the Board of Directors since August 2013. In October 2013, Mr. Nick Swenson was appointed as the interim President and Chief Executive Officer of the Company and was appointed as President and Chief Executive Officer of the Company in February 2014. Mr. Nick Swenson is also the managing member of AO Partners, LLC which is the general partner of AO Partners I, L.P., an investment fund. Mr. Nick Swenson previously served as a portfolio manager and partner of Whitebox Advisors, LLC, an investment management firm. Mr. Nick Swenson serves as a director and Chairman of the Board of Pro-Dex, Inc., as a director of Delphax Technologies Inc., and formerly served as a director of Insignia Systems, Inc.
The Board believes that Mr. Nick Swenson’s position as Chief Executive Officer of the Company provides the Board with unique insight regarding Company-wide issues. In addition, Mr. Nick Swenson’s financial, analytical and investment experience and skills provide the Board of Directors with additional expertise in these areas and, as a representative of the Company’s largest stockholder, he provides additional stockholder perspectives to the Board of Directors.
Travis Swenson, age 43, was elected as a director of the Company in December 2017. Mr. Travis Swenson currently serves as the Chief Financial Officer of Colliers Mortgage Holdings. Prior to joining Colliers, Mr. Swenson was the Global Head of Client Accounting Services at WeWork. Preceding this role, Mr. Swenson was the Senior Managing Director, Americas Leader of Real Estate Accounting Services, of CBRE, Inc., a commercial real estate services firm, which he joined in February 2013. Preceding this role, Mr. Swenson served as a Senior Manager with the Capital Markets Advisory practice of Deloitte & Touche LLP. Preceding this role, he was with financial services audit and tax practices of Deloitte & Touche LLP, which he joined in September 2000. Over the course of his professional career, Mr. Swenson focused on strategic consulting, auditing, tax, corporate finance, capital markets, and mergers and acquisitions. He is a certified public accountant, licensed in both Minnesota and California.

Mr. Travis Swenson is not related to Nicholas Swenson, the Company’s Chairman of the Board, President and Chief Executive Officer.
Mr. Travis Swenson’s professional experience, including his accounting expertise and managerial skills, both with a Big Four accounting firm and a large commercial real estate services firm, provides the Board with expertise in a variety of important areas, including accounting and merger and acquisition matters, as well as managerial insight.
The Board of Directors recommends a vote “FOR” all of the nominees listed above for election as directors (Item 1 on the enclosed proxy card).
The Board of Directors believes that the Board as a whole should encompass a range of skill and expertise enabling it to provide sound guidance with respect to the Company’s operations and interests. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of the Company and its businesses. The Company’s policy is to have at least a majority of Directors qualify as “independent,” and only two of the six (6) nominees (Messrs. Nick Swenson and Kohler) do not qualify as “independent.”
The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has determined that having the same person serve as Chief Executive Officer and Chairman of the Board is in the best interests of the Company’s stockholders at this time. The Board created the role of Lead Independent Director in 2019 to lead executive sessions, act as an intermediary between the other “independent” directors and the Chairman, to act in the Chairman’s place should he be unavailable, and to act as a liaison between the stockholders and the Board of Directors. The Board has appointed Raymond Cabillot as its Lead Independent Director.
Director Compensation
During the fiscal year ended March 31, 2021, each non-employee director received a director’s fee of $1,500 per month and an attendance fee of $750 for each meeting of the Board of Directors or a committee thereof, including a Special Committee. Members of the Audit Committee received, in lieu of the meeting fee, a monthly fee of $1,750, while the Chairman of the Audit Committee received a monthly fee of $2,600. The Lead Independent Director receives a stipend of $500 per month. In light of the extreme economic uncertainty during the earliest days of the pandemic, the Board of Directors voluntarily chose to reduce their fees by 90% for the months of March through June, 2020.
The following table sets forth the compensation earned by each of the Company’s non-employee directors in the fiscal year ended March 31, 2021. All compensation was paid in cash.

Name	Total ($)(1)
Raymond Cabillot	41,025
William Foudray	17,850
Gary Kohler	16,350
Peter McClung	37,875
Travis Swenson	45,030

(1)Does not include $4,350 paid to former director Seth Barkett during the fiscal year ended March 31, 2021. Mr. Barkett served as a Director until the 2020 Annual Meeting in August, 2020.
Committees of the Board of Directors
The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. The Board of Directors presently expects that the membership of each committee will remain the same following the Annual Meeting.
The Audit Committee currently consists of Messrs. Travis Swenson, McClung and Cabillot, with Mr. Travis Swenson serving as chairman. The Audit Committee met five (5) times during the fiscal year. The authority and responsibilities of the Audit Committee are set forth in a charter adopted by the Board of Directors. A copy of the current Charter is available on the Company’s website (www.airt.net) on the “Corporate Governance” page under the “Investors” tab. The principal functions of the Audit Committee, included in the charter, are to select and retain the firm of independent auditors to serve the Company each fiscal year, to review and approve the scope, fees and results of the audit performed by the independent auditors, to review the adequacy of the Company’s system of internal accounting controls, to review and periodically discuss with the independent auditor all significant relationships that may affect the auditor’s independence, to meet at least quarterly to review the Company’s financial results with management and the independent auditors prior to the release of quarterly financial information, to prepare and issue to the Board of Directors annually a summary report suitable for submission to the stockholders, to discuss with management and the independent auditor policies with respect to risk assessment and risk management, significant risks or exposures of the Company and the steps that have been taken to minimize such risks, and to establish procedures for the receipt, retention and treatment of complaints regarding accounting internal controls and auditing matters, including confidential, anonymous submissions by employees. The Company has certified to NASDAQ the Company’s compliance with NASDAQ’s audit committee charter requirements and compliance with the audit committee structure and composition requirements. In addition, the Board of Directors has determined that both Messrs. Travis Swenson and Cabillot are “audit committee financial experts,” as that term is defined under the rules of the Securities and Exchange Commission.
The Compensation Committee currently consists of Messrs. McClung, Cabillot and Travis Swenson with Mr. McClung serving as chairman. The authority and responsibilities of the

Compensation Committee are set forth in a charter adopted by the Board of Directors. A copy of the current Charter is available on the Company’s website (www.airt.net) on the “Corporate Governance” page under the “Investors” tab. The principal functions of the Compensation Committee, included in the charter, are to evaluate, develop, approve and report to the Board regarding the Company’s overall compensation philosophy and strategy, including the balance among various components of compensation, such as base salaries, cash-based and equity-based incentive compensation, and other benefits, to determine, or recommend to the Board for its determination, the compensation, including salary, bonus, incentive and equity compensation to be paid to the Chief Executive Officer and the other executive officers, to review director fees and other compensation paid to non-employee members of the Board on a periodic basis and effect, or recommend to the Board, any changes it deems appropriate, to periodically review equity-based and other incentive plans and revise such plans, or recommend revisions or new plans to the Board, to determine and recommend to the Board for approval any performance targets and participation levels for management in any incentive plan for which such targets and levels are to be set, to review and approve all formal employment agreements with the executive officers, and to review the Company’s overall compensation policies and practices for all employees as they relate to the Company’s risk. The Company has certified to NASDAQ the Company’s compliance with NASDAQ’s compensation committee charter and compliance with the compensation committee structure and composition requirements. The Compensation Committee met two (2) times during the fiscal year.
The Nominating Committee currently consists of Messrs. Cabillot, Foudray and McClung, with Mr. Foudray serving as chairman. The Nominating Committee is charged with identifying candidates for election to the Board of Directors, reviewing their skills, characteristics and experience and recommending nominees to the Board for approval, as well as recommending the functions and the membership of the committees of the Board of Directors. The charter of the Nominating Committee is available on the Company’s website (www.airt.net) on the “Corporate Governance” page under the “Investors” tab. The Nominating Committee met one (1) time during the fiscal year.
Director Independence
The Board of Directors has determined that none of the members of the Board of Directors (other than Mr. Nick Swenson, the Company’s Chief Executive Officer, and Messrs. Kohler) has any relationship that, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these individuals is “independent” within the meaning of the rules of the NASDAQ Global Market. All of the members of the Company’s Audit Committee, Compensation Committee and Nominating Committee are independent directors under these standards. In addition, the Board of Directors has determined that the members of the Audit and Compensation Committees meet the additional standards of independence applicable to members of such committees.
The Board of Directors concluded that Mr. Kohler is not independent in light of the Company’s December 2017 acquisition of the assets of Blue Clay Capital Management, LLC, an investment management firm based in Minneapolis, Minnesota. Mr. Kohler was the sole owner of Blue Clay Capital and in connection with such acquisition, a subsidiary of the Company replaced Blue Clay Capital as the managing general partner of certain investment funds and Mr. Kohler remains employed by Blue Clay as its Chief Investment Officer in return for an annual salary of $51,500 plus variable compensation based on the management and incentive fees to be paid to the subsidiary by certain of these investment funds and eligibility to participate in discretionary annual bonuses.
The Board of Directors concluded that Mr. Nick Swenson is not independent given his position as Chief Executive Officer and President of the Company.
Board’s Role in Risk Oversight
As discussed above, the Audit Committee assists the Board with respect to risk assessment and risk management, including monitoring significant risks or exposures of the Company and the steps that have been taken to minimize such risks. The Audit Committee is comprised entirely of independent directors. The Audit Committee is also charged with establishing procedures for the receipt, retention and treatment of complaints received by the Company’s “whistleblower hotline” which permits complaints or concerns regarding legal compliance, accounting, internal controls and auditing matters to be submitted by interested persons, including employees, confidentially and anonymously. In addition, the Compensation Committee is charged with assisting the Board in reviewing the Company’s overall compensation policies and practices for all employees as they relate to the Company’s risk. The Compensation Committee is comprised of all independent directors.
Attendance of Meetings
During the fiscal year ended March 31, 2021, the Board of Directors met four (4) times. Each of the directors attended at least 75% of the meetings of the Board of Directors and committees thereof on which such director served during such period. The Company does not have a policy with respect to attendance of members of the Board of Directors at the annual meeting of stockholders. Historically, few, if any, stockholders have attended the Company’s annual meeting of stockholders. We encourage, but do not require, our Board members to attend the annual meeting of stockholders. Last year, six (6) directors attended the virtual annual meeting, representing all directors standing for election.
Director Qualifications and Nominations
The Nominating Committee has adopted a policy that candidates nominated for election or re-election to the Board of Directors generally should meet the following qualifications:
•candidates should possess broad training and experience at the policymaking level in business, government, education, technology or philanthropy;
•candidates should possess expertise that is useful to the Company and complementary to the background and experience of other members of the Board of Directors, so that an optimal balance in Board membership can be achieved and maintained;

•candidates should be of the highest integrity, possess strength of character and the mature judgment essential to effective decision making;
•candidates should be willing to devote the required amount of time to the work of the Board of Directors and one or more of its committees;
•candidates should be willing to serve on the Board of Directors over a period of several years to allow for the development of sound knowledge of the Company and its principal operations; and
•candidates should be without any significant conflict of interest or legal impediment with regard to service on the Board of Directors.
The Nominating Committee seeks directors with experience in areas relevant to the Company’s businesses. The Nominating Committee also seeks other key attributes that are important to an effective board: integrity and high ethical standards; sound judgment; analytical skills; and the commitment to devote the necessary time and energy to the service on the Board and its Committees. The Company does not have a policy with regard to the consideration of diversity in identifying director nominees. The Nominating Committee seeks out appropriate candidates, principally by canvassing current directors for suggestions. The Nominating Committee evaluates candidates on the basis of the above qualifications and other criteria that may vary from time to time. The Nominating Committee does not have a formal policy on the consideration of director candidates recommended by stockholders. The Board of Directors believes that such a formal policy is unnecessary and that the issue is more appropriately dealt with on a case-by-case basis.
There have been no changes to the procedures by which security holders may recommend nominees to the Company’s Board of Directors since the date of the Company’s proxy statement for its annual meeting of stockholders held on August 18, 2021.

Director and Executive Officer Stock Ownership
The following table sets forth information regarding the beneficial ownership of shares of Common Stock of the Company as of June 29, 2021 by each director, director nominee and named executive officer of the Company (as listed in the Summary Compensation Table, below) and by all directors and executive officers of the Company as a group. Each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned, except as otherwise set forth in the notes to the table.

		Shares and Percent of Common Stock Beneficially Owned as of June 29, 2021
Name	Position with Company	No. of Shares(1)	Percent
Raymond Cabillot	Director	(2)461,025	15.99%
William Foudray	Director	7,500	*
Gary Kohler	Director	20,103	*
Peter McClung	Director	—	—
Travis Swenson	Director	982	*
Brian Ochocki	Chief Financial Officer/ Principal Accounting Officer and Treasurer	—	—
Nicholas Swenson	President, Chief Executive Officer and Chairman of the Board	(3)1,324,546	45.96%

All current directors, nominees, and executive officers as a group (7 persons)		(2)(3)1,814,156	62.95%
*Less than one percent.

(1)Includes shares which the following executive officers and directors have the right to acquire within 60 days through the exercise of stock options issued by Air T: Mr. Foudray, 3,750 shares; Mr. Nick Swenson, 3,750 shares; and all directors, nominees, and executive officers as a group, 7,500 shares. Does not include shares that could be acquired by non-employee directors upon the exercise of options received under the Company’s 2020 Omnibus Stock and Incentive Plan as such options have not yet been approved and are not outstanding. See, Proposal No. 3 herein.
(2)Includes 394,090 shares held by Farnam Street Partners, L.P. and 55,793 shares held by FS Special Opportunities Fund I, LP. Mr. Cabillot is an officer of Farnam Street Capital, Inc., the general partner of Farnam Street Partners, L.P. and FS Special Opportunities Fund I, L.P. Messrs. Cabillot and Peter O. Haeg, as officers of FSC, the general partner of the Farnam Funds, share voting and dispositive power over all of the shares of Company common stock held by the Farnam Funds. Mr. Cabillot and Mr. Haeg individually own 7,500 shares and 3,642 shares of Company common stock, respectively.
(3)Includes shares held by AO Partners I, L.P. (“AO Partners Fund”) and indirectly by AO Partners, LLC (“AO Partners”) as General Partner. AO Partners Fund and AO Partners have shared power to direct the voting and disposition of 940,750 shares. Nicholas

Swenson as Managing Member of AO Partners disclaims beneficial ownership of such shares, except as to his pecuniary interest therein. Nicholas Swenson has sole power to direct the voting and disposition of 98,688 shares held directly (which includes 3,750 shares purchasable upon the exercise of stock options granted to him by the Company for his service on the Company’s Board of Directors and 94,938 shares held by a wholly-owned corporation), and Groveland Capital, LLC and Groveland DST, LLC have shared power to direct the voting and disposition of 52,010 shares and 233,098 shares respectively.
CERTAIN TRANSACTIONS
Nick Swenson, Chief Executive Officer and President, is also the majority shareholder of Cadillac Castings, Inc. (“CCI”). On November 8, 2019, the Company made an investment of $2.8 million to purchase a 19.90% ownership stake in CCI. As of March 31, 2021, Mr. Swenson owns 67% of ownership interests in CCI.
EXECUTIVE OFFICERS
The current executive officers of the Company are Nick Swenson and Brian Ochocki. Biographical information regarding Mr. Nick Swenson is included in “Proposal 1 – Election of Directors.”
Brian Ochocki – age 53. Mr. Ochocki became the Company’s Chief Financial Officer/Principal Accounting Officer and Treasurer on July 8, 2019. Mr. Ochocki has over twenty years of experience as a results-oriented senior financial executive within multiple industries. From May 2018 until he commenced working with the Company, he was the Chief Financial Officer of Indigo Signworks, Inc., a custom sign manufacturer and installer. Prior to that position, he worked with Holiday Companies for 13 years, most recently as the Vice President of Energy, Logistics, and Transportation from 2016 to 2018, and formerly as the Vice President of Financial Planning and Analysis from 2005 to 2016. Mr. Ochocki previously served in various finance positions at Northwest Airlines, Inc. for seven years, Goldman, Sachs & Co. for one year, and KPMG for five years.
Delinquent Section 16(a) Reports
To the Company’s knowledge, based solely on review of the copies of reports under Section 16(a) of the Securities Exchange Act of 1934 that have been furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 2021 all executive officers, directors and greater than ten-percent beneficial owners have complied with all applicable Section 16(a) filing requirements.
PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION
Pursuant to the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the Company is providing stockholders with the opportunity to cast an advisory vote on compensation to the executive officers named in the

Summary Compensation Table as reported in this proxy statement. Accordingly, the following resolution will be presented to the stockholders at the annual meeting:
“Resolved, that the stockholders hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed, pursuant to Item 402 of Regulation S-K of the Securities and Exchange Commission, in the Company’s proxy statement for the 2021 annual meeting of stockholders.”
This vote is advisory and nonbinding on the Company. The Board of Directors and the Compensation Committee, which is comprised of exclusively independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions. The Company’s named executive officers are those officers listed in the Summary Compensation Table appearing in this proxy statement, who are Nicholas Swenson, Chief Executive Officer, and Brian Ochocki, Chief Financial Officer/Principal Accounting Officer and Treasurer.
The Board of Directors recommends a vote “FOR” the adoption of the resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this proxy statement (Item 2 on the enclosed proxy card).
The objectives of the Company’s compensation plan for its executive officers (other than Mr. Nick Swenson) is to offer incentives for superior performance and to provide compensation in amounts and in forms that are sufficient to attract and retain management personnel capable of effectively managing the Company’s businesses. The compensation of Mr. Nick Swenson is, at his request, limited to an annual salary of $50,000. Mr. Nick Swenson does not participate in any bonus or equity compensation plans and also does not participate in any employee benefit plan.
The compensation of the executive officers is determined by the Compensation Committee under authority delegated to it by the Board of Directors. The Compensation Committee consults with the Chief Executive Officer in evaluating and setting the compensation of the other executive officers.
The Company has paid modest levels of compensation. The elements of the total compensation paid to executives, other than Mr. Nick Swenson, under the Company’s policy are:
•    base salary,
•    annual cash incentive, and
•    retirement, health and welfare and other benefits.
Base Salary
Base salaries are not linked to the performance of the Company and are intended to provide the executive officers a relatively secure baseline level of compensation. The Compensation Committee periodically reviews base salary levels and adjusts base salaries as deemed necessary, but not necessarily annually. During the review and adjustment process, the Compensation Committee considers:
•    individual performance;
•    recommendations of the Chief Executive Officer with respect to the base salaries of other executive officers;
•    the duties and responsibilities of each executive officer position;
•    their current compensation level;
•    the relationship of executive officer pay to the base salaries of senior officers and other employees of the Company; and
•    whether the base salary levels are competitive.
At Mr. Nick Swenson’s request, the Compensation Committee set his annual salary rate, which commenced on April 1, 2014, at a below-market rate of $50,000. Mr. Ochocki’s annual salary rate is $231,000.
Incentive and Bonus Compensation
The named executive officers are eligible to receive annual incentive compensation based on the Company’s overall financial performance and a subjective evaluation of individual performance. At Mr. Nick Swenson’s request, he does not receive any annual incentive compensation. In addition, named executive officers other than Mr. Nick Swenson, are eligible to receive discretionary bonuses from time to time based on individual performance in achieving important Company milestones. Because of the subjective evaluation used in determining this compensation, it is all reported as bonus in the accompanying Summary Compensation Table.
Retirement and Other Benefits
The named executive officers are eligible to participate in certain employee benefit plans sponsored by the Company, which are described below. At his request, Mr. Nick Swenson does not participate in these plans.
The Company sponsors the Air T, Inc. 401(k) Plan (the “401(k) Plan”), a tax-qualified Code Section 401(k) retirement savings plan, for the benefit of substantially all of its employees, including the executive officers. The 401(k) Plan encourages saving for retirement by enabling participants to make contributions on a pre-tax basis and to defer taxation on earnings on funds contributed to the 401(k) Plan. The Company makes matching contributions to the 401(k) Plan. The named executive officers are also eligible to participate in group health, life and other welfare benefit plans on the same terms and conditions that apply to other employees. The named executive officers do not receive better insurance programs, vacation schedules or holidays than other employees of equal employment tenure.

The Company does not maintain any non-qualified deferred compensation plans that would allow executives to elect to defer receipt (and taxation) of their base salaries, bonuses, annual incentive plan payments or other compensation.
EXECUTIVE OFFICER COMPENSATION
Mr. Nick Swenson and Mr. Ochocki are the only individuals who served as executive officers of the Company during the most recent fiscal year. The following table sets forth a summary of the compensation paid to them during the two most recent fiscal years.
SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Nicholas Swenson Chief Executive Officer	2021	50,000	250	0	0	0	50,250
	2020	50,000	250	0	0	0	50,250

Brian Ochocki(1) Chief Financial Officer	2021	231,000	20,250	0	0	0	251,250
	2020	161,000	250	0	0	0	161,250

(1)Mr. Ochocki was appointed Chief Financial Officer of the Company on July 8, 2019.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE
Pursuant to the Company’s 2005 Equity Incentive Plan, which provided for the automatic award of options upon a non-employee’s initial election to the Board of Directors, on August 30, 2012 in connection with his election as a director, Mr. Nick Swenson was awarded options to acquire 3,750 shares of common stock. The exercise price of these options is $5.75 per share. The options vested one year after the date of his election and expire 10 years after the date of his election.

	Option/Warrant Awards(1)
	Number of Securities Underlying Unexercised Options/Warrants # Exercisable	Number of Securities Underlying Unexercised Options/Warrants # Unexercisable	Option/Warrant Exercise Price $	Option/Warrant Expiration Date
Nicholas Swenson	3,750(2)	—	5.75	8/30/2022
William Foudray	3,750(2)	__	5.75	8/30/2022
________________________
(1)All option awards were made under the Company’s 2005 Equity Incentive Plan. Under the terms of the plan, option awards were made without any corresponding transfer of consideration from the recipients. Does not include shares of common stock that could be acquired by Messrs. Nick Swenson, Ochocki and all current members of the Board of Directors, upon the exercise of options received under the Company’s 2020 Omnibus Stock and Incentive Plan as such options have not yet been approved and are not outstanding. See, Proposal No. 3 herein.
(2)Stock options vested on August 30, 2013.
Employment Agreement and Retirement Savings Plan
Nicholas Swenson. On March 26, 2014, Nicholas Swenson and the Company entered into an Employment Agreement dated as of March 26, 2014 and effective as of April 1, 2014 providing for the terms of employment of Mr. Nick Swenson as Chief Executive Officer and President. The employment agreement provides that Mr. Nick Swenson’s employment can be terminated by the Company at any time, without advance notice, for any reason or for no reason. The agreement does not provide for any severance payment to Mr. Nick Swenson upon termination of his employment by the Company. The agreement provides for an annual salary of $50,000, commencing on April 1, 2014. The agreement provides that Mr. Nick Swenson will not participate in any bonus or equity compensation arrangement and that Mr. Nick Swenson has declined to participate in any employee benefit plan. The agreement also includes provisions regarding confidentiality, indemnification, and a covenant not to compete for one year following termination of employment.
Brian Ochocki. On June 12, 2019, Brian Ochocki and the Company entered into an Employment Agreement providing for the terms of employment of Mr. Ochocki as the Chief Financial Officer/Principal Accounting Officer and Treasurer. Under the terms of the Agreement, Mr. Ochocki received a starting base salary of $220,0001 per year and is entitled to the Company’s standard package of employee benefits. Mr. Ochocki was also entitled to a one-time $20,000 bonus after the timely filing of the Company’s Fiscal Year 2020 10-K, which he received. Mr. Ochocki is further entitled to receive base salary increases and annual performance
1 Mr. Ochocki’s base salary was increased to $240,000 on December 5, 2020.

bonus payments, as established by the Company’s Compensation Committee and Chief Executive Officer, with a target discretionary annual performance bonus of 30% of his base salary. If the Company terminates the agreement for any reason other than Cause, Mr. Ochocki is entitled to a severance payment equal to three (3) months of base salary, which amount increased by an additional month on the second anniversary of Mr. Ochocki’s employment with the Company, and will continue to increase an additional month for every two years of employment thereafter; provided however, that the severance amount shall not exceed six (6) months. In the event a controlling interest in the Company is sold to an unaffiliated third party, the then-current severance amount shall double if the executive has a material change in duties or is terminated without cause. Unless terminated for cause, this provision remains in effect for a period of two years after any such sale event.
401(k) Plan. The Company sponsors the Air T, Inc. 401(k) Plan (the “401(k) Plan”), a tax-qualified Internal Revenue Code Section 401(k) retirement savings plan, for the benefit of substantially all of its employees, including its executive officers. The 401(k) Plan encourages saving for retirement by enabling participants to make contributions on a pre-tax basis and to defer taxation on earnings on funds contributed to the 401(k) Plan. Employees are eligible to participate in the 401(k) Plan upon commencement of employment. The Company makes matching contributions to the Plan. Mr. Nick Swenson has declined participation in the 401(k) Plan.
PROPOSAL 3 – APPROVAL OF THE 2020 OMNIBUS STOCK AND INCENTIVE PLAN
    On December 29, 2020 the Board unanimously approved the 2020 Omnibus Stock and Incentive Plan (the “Plan”), which will become effective only upon its approval by our shareholders at the Annual Meeting. The purpose of the Plan is to provide employees with additional incentives that are tied directly to the performance of the Company’s Common Stock over a ten-year period.
    A summary of the material terms of the 2020 Omnibus Stock and Incentive Plan is set forth below and is qualified, in its entirety, by the full text of the Plan set forth in Appendix A to this Proxy Statement.
Administration
    The Plan will be administered by the Compensation Committee. All questions of interpretation of the Plan are determined by the Compensation Committee, whose decisions are final and binding upon all participants.
Authorized Shares
    If this Proposal 3 is approved at the Annual Meeting, 420,000 shares of our Common Stock will initially be reserved for issuance under the Plan, subject to appropriate adjustments in event of any stock dividend, stock split, reverse stock split, combination, reclassification or any other increase or decrease in the number of shares of our Common Stock effected without receipt of consideration. Appropriate adjustments also may be made in the event of a merger, sale of assets or other reorganization of the Company.
Purpose/Eligibility
    The purpose of awards under the 2020 Plan (see Award Types described below) is to encourage and enable selected officers, directors, consultants and key employees upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by its ownership of its stock.
Any person who is an employee, consultant or Director of the Company, as determined by the Compensation Committee, is eligible to be granted certain awards under the Plan.
Key Terms
The following is a summary of the material features of the 2020 Plan, which is qualified by reference to the full text of the 2020 Plan, which is set forth as Appendix A:

Eligible Participants:	Eligible participants under the 2020 Plan will be such officers and other employees, directors, consultants and key persons of the Company and any Company subsidiary who are selected from time to time by the Board or committee of the Board authorized to administer the 2020 Plan, as applicable, in its sole discretion.
Shares Authorized:	420,000 shares of Common Stock, subject to adjustment only to reflect stock splits and similar events. Shares underlying awards that are forfeited, expire, cancelled or lapse become available for future grants.
Award Types
(1) Non-qualified and incentive stock option—the right to purchase a certain number of shares of stock, at a certain exercise price, in the future.
(2) Share or Unit Award—a share or share unit award that may be conditioned upon continued employment, the passage of time or the achievement of performance objectives.
(3) a Stock Appreciation Right or any other right or benefit granted to a participant pursuant to the Plan.

Award Terms:	Stock options will have a term no longer than ten years. All awards made under the 2020 Plan may be subject to vesting and other contingencies as determined by the Board or committee designated by the Board and may be evidenced by agreements which set forth the terms and conditions of each award. The Board or a committee designated by the Board, in its discretion, may accelerate or extend the period for the exercise or vesting of any awards.
Transferability:	Common Stock and stock options, prior to their exercise, and the shares issuable upon exercise of such awards granted under the 2020 Plan generally are not transferable except by will or the laws of descent and distribution.
Administration:	The Board will initially administer the 2020 Plan. The Board, in the future, may appoint the Compensation Committee of the Board (the “Compensation Committee”) to administer the 2020 Plan at such time as the directors comprising the Compensation Committee are prepared to administer the 2020 Plan.
Amendments:	The Board may, at any time, suspend or terminate the 2020 Plan or revise or amend it in any respect whatsoever; provided, however, that shareholder approval shall be required if and to the extent required by Exchange Act Rule 16b-3 or by any comparable or successor exemption under which the Board believes it is appropriate for the 2020 Plan to qualify, or but may not, without the approval of a majority of those holders of the Company's Common Stock voting in person or by proxy, make any alteration or amendment thereof which operates to make any material change in the class of eligible or any applicable rule or listing standard of any stock exchange, automated quotation system or similar organization. Nothing in the 2020 Plan restricts the Board’s ability to exercise its discretionary authority to administer the 2020 Plan, which discretion may be exercised without amendment to the 2020 Plan.

New Plan Benefits
    The following table sets forth all stock options that have been granted to our named executive officers, our non-executive employees and our directors. Each grant is subject to shareholder approval of Proposal 3 and in the event the plan is not approved, such options will be terminated. Each non-employee director will receive a 10-year option to acquire 2,500 shares of common stock each. The form of each option grant is attached as Appendix B.

Name of Individual or Identity of Group and Position	Number of Shares of Underlying Options
Named Executive Officers
Nicholas Swenson, Chief Executive Officer	200,000
Brian Ochocki, Chief Financial Officers	25,000
Named Executive Officers as a group (2 persons)	225,000
Non-employee Directors and Non-Executive Officers
All non-employee directors, as a group	12,500
All non-executive officer employees as a group	88,500
Total	326,000

    The Compensation Committee awarded the options identified above on December 29, 2020, subject to shareholder approval. The exercise price of the options adjusts in multiple tranches over a ten-year period of time as shown in more detail in the form of option grant agreement attached as Appendix B.
The Board of Directors recommends a vote “FOR” the proposal to approve the 2020 Omnibus Stock and Incentive Plan which provides for a total of 420,000 shares of our Common Stock to be available for issuance under the plan (Item 3 on the enclosed proxy card).
PROPOSAL 4 – APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION
    The Restated Certificate of Incorporation of the Company currently authorizes us to issue a total of 50,000 shares of Preferred Stock, $1.00 par value. Our Board of Directors has approved, and is seeking stockholder approval of, an amendment to our Restated Certificate of Incorporation to increase the number of shares of authorized Preferred Stock from 50,000 to 2,000,000 (the “Amendment”). Of the 50,000 shares of Preferred Stock, $1.00 par value per share currently authorized, none are issued and outstanding. However, with only 50,000 shares authorized we currently have a very limited number of preferred shares available for future issuance.
    The Board has unanimously determined that the Amendment is advisable and in the best interests of the Company and our stockholders, and recommends that our stockholders approve the Amendment. In accordance with the General Corporation Law of the State of Delaware, we are hereby seeking approval of the Amendment by our stockholders.
    No changes to the Restated Certificate of Incorporation are being proposed with respect to the number of authorized shares of Common Stock. Other than the proposed increase in the number of authorized shares of Preferred Stock, the Amendment is not intended to modify the rights of existing stockholders in any material respect. The Amendment also returns all other preferred shares previously designated to the “blank check preferred” reserve.

The Board’s objective in approving the Preferred Stock Increase Amendment to increase the authorized shares of Preferred Stock is to provide maximum flexibility with respect to future financing transactions. Preferred Stock is commonly authorized by publicly traded companies and is sometimes used as a preferred means of raising capital. In some circumstances, companies, including us, have been required to utilize senior classes of securities to raise capital, with the terms of those securities being negotiated and tailored to meet the needs of both investors and issuing companies. Such senior securities often include liquidation preferences and dividend rights, conversion privileges and other rights not found in Common Stock.
The Company does not currently have specific plans for a significant financing, but will need to raise further funding as it has done in preceding years.
No stockholder appraisal rights will be applicable in connection with the Preferred Stock Increase Amendment.
If the Preferred Stock Increase Amendment is approved at the Annual Meeting, our Board intends to implement the Preferred Stock Increase Amendment by filing an amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware as contemplated by the proposed form of  “Certificate of Amendment” attached hereto as Appendix C. We currently have no plans with respect to the use of, or issuance of, shares of Preferred Stock.
    The Board believes it is prudent to increase the authorized number of shares of Preferred Stock in order to maintain a sufficient reserve of shares available for immediate issuance to meet business needs and to support the Company’s continued strategic deployment of capital.
Potential Anti-Takeover Effects of the Increase in Authorized Preferred Stock
The implementation of an increase in number of authorized preferred stock could have an anti-takeover effect. The Board of Directors can establish the rights and preferences of the terms of various series of preferred stock and such stock could be used to deter any takeover attempt. Although preferred stock could, under certain circumstances, have a potential anti-takeover effect, the proposed amendments to our Restated Certificate of Incorporation is not in response to any effort of which we are aware to accumulate securities or obtain control of the Company. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.
We are currently not engaged in any negotiations or otherwise have no specific plans to use the additional authorized shares for any acquisition, merger or consolidation.
The Board of Directors has approved the proposed amendment and recommends a vote “FOR” the proposal to approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our Preferred Stock, $1.00 par value per share, from 50,000 to 2,000,000 (Item 4 on the enclosed proxy card).

PROPOSAL 5 -- RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Board of Directors recommends that the stockholders ratify the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Company and its subsidiary corporations for the fiscal year ending March 31, 2022. If the stockholders do not ratify this appointment, the Audit Committee will consider other independent registered public accounting firms.
Deloitte & Touche LLP has served as the independent registered public accounting firm for the Company since September 27, 2018. Representatives of Deloitte & Touche LLP are expected to participate in the annual meeting and will have an opportunity to make a statement and will be available to respond to appropriate questions.
The Board of Directors recommends a vote “FOR” the proposal to ratify the selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending March 31, 2022 (Item 5 on the enclosed proxy card).
Audit Committee Pre-Approval of Auditor Engagements
It is the policy of the Audit Committee that all audit and permitted non-audit services provided to the Company by its independent registered public accounting firm are approved by the Audit Committee in advance. In addition, it is the Company’s practice that any invoices not covered by the annual engagement letter that are subsequently submitted by its independent registered public accounting firm are provided to the Chairman of the Audit Committee for approval prior to payment. The independent auditor, management and the Audit Committee must meet on at least an annual basis to review the plans and scope of the audit and the proposed fees of the independent auditor.
Audit Fees
The following is a summary of the fees for professional services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements for the fiscal years ended March 31, 2020 and 2021 and fees billed for other services rendered by Deloitte & Touche LLP during those periods:

	Deloitte & Touche LLP	Deloitte & Touche LLP
	2021	2020
Audit Fees(1)	$883,000	$886,000
Audit-Related Fees(2)	107,000	0
Tax Fees(3)	82,162	24,118
All Other Fees(4)	0	0

(1)Audit fees consist of fees incurred for professional services rendered for the audit of our annual financial statements and review of the quarterly financial statements that are provided by our independent registered public accounting firm in connection with regulatory filings or engagements.
(2)Audit-related fees relate to professional services rendered that are related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Audit-related fees may include fees associated with work performed in connection with registration statements or issuance of comfort letters, the audit of the Company’s retirement savings plan, any acquisition related work and attestations that are required by statute or regulation.
(3)Fees for professional services performed with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for the Company and consolidated subsidiaries, refund claims, payment planning and tax audit assistance.
(4)Fees for other permitted work performed that does not fall within the categories set forth above
Report of the Audit Committee
The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.
In this context, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements as of and for the year ended March 31, 2021. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committee, as adopted by the Public Company Accounting Oversight Board and currently in effect. In addition, the Audit Committee discussed with the independent registered public accounting firm the written disclosures and letter required by Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence and discussed with them their independence from the Company and its management. The Audit Committee also has considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with their independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2021 for filing with the Securities and Exchange Commission.

July 19, 2021

AUDIT COMMITTEE

Travis Swenson, Chair
Peter McClung
Ray Cabillot
ADDITIONAL INFORMATION
THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER OF THE COMPANY, AND TO EACH PERSON REPRESENTING THAT AS OF THE RECORD DATE FOR THE MEETING HE OR SHE WAS A BENEFICIAL OWNER OF SHARES ENTITLED TO BE VOTED AT THE MEETING, IF SOLICITED BY WRITTEN REQUEST, A COPY OF THE COMPANY’S 2020 ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO AIR T, INC., 5930 BALSOM RIDGE ROAD, DENVER, NORTH CAROLINA 28037, ATTENTION: CORPORATE SECRETARY.
IN ADDITION, THE COMPANY HAS A DEDICATED WEBSITE AT HTTP://WWW.AIRT.NET/INVESTORS/ANNUAL-MEETING-MATERIALS WHERE IT POSTS ALL ANNUAL MEETING MATERIALS INCLUDING THE ANNUAL REPORT ON FORM 10-K, ANNUAL REPORT, PROXY STATEMENT AND FORM OF PROXY.
STOCKHOLDER COMMUNICATIONS
The Board of Directors has established a process for stockholders and other interested parties to communicate with the Board of Directors or a particular director. Such individual may send a letter to Air T, Inc., Attention: Corporate Secretary, 5930 Balsom Ridge Road, Denver, North Carolina 28037. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters should state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary of the Company will circulate the communications (with the exception of commercial solicitations) to the appropriate director or directors. Communications marked “Confidential” will be forwarded unopened.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2022 MEETING
Proposals by stockholders intended to be presented at the 2022 Annual Meeting of Stockholders must be received by the Company’s Corporate Secretary no later than March 18, 2022 in order to be included in the proxy statement and on the proxy card that will be solicited by the Board of Directors in connection with that meeting. The inclusion of any proposal will be subject to applicable rules of the SEC. In addition, the Company’s by-laws establish an advance notice requirement for any proposal of business to be considered at an annual meeting of stockholders, including the nomination of any person for election as director. In general, written notice must be received by the Company’s Corporate Secretary at the Company’s principal executive office, 5930 Balsom Ridge Road, Denver, North Carolina 28037, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting and accordingly, to be considered at the 2022 annual meeting of stockholders, proposals must be received by the Corporate Secretary no earlier than April 19, 2022 and no later than May 18, 2022. The written notices must contain specified information concerning the matter to be brought before such meeting and concerning the stockholder proposing such a matter. Any waiver by the Company of these requirements with respect to the submission of a particular stockholder proposal shall not constitute a waiver with respect to the submission of any other stockholder proposal nor shall it obligate the Company to waive these requirements with respect to future submissions of the stockholder proposal or any other stockholder proposal. Any stockholder desiring a copy of the Company’s by-laws will be furnished one without charge upon written request to the Corporate Secretary at 5930 Balsom Ridge Drive, Denver, North Carolina 28037.
OTHER MATTERS
Individuals appointed as proxies in connection with the annual meeting of stockholders to be held in 2021 will have discretion under applicable SEC rules to vote on any proposal presented at the meeting by a stockholder.
The Board of Directors knows of no other matters that may be presented at the meeting.
AIR T, INC.
July 19, 2021

[Intentionally left blank.]

AIR T, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 18, 2021
AND
PROXY STATEMENT

JULY 19, 2021

ANNUAL MEETING OF STOCKHOLDERS OF
AIR T, INC.
August 18, 2021
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
Copies of the Notice of Annual Meeting, the Proxy Statement and the 2021 Annual Report to Stockholders are available at http://www.airt.net/investors/annual-meeting-materials.
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
  Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
1. ELECTION OF DIRECTORS		The Board of Directors recommends you vote FOR the following proposals.
				FOR	AGAINST	ABSTAIN
	NOMINEES:	2.	Advisory (non-binding) vote, to approve the compensation to the Company’s named executive officers as disclosed in the proxy statement:
FOR ALL NOMINEES	Raymond Cabillot
William Foudray
		3.	Approval of the Company’s 2020 Omnibus Stock and Incentive Plan
		4.	Approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized preferred shares

WITHHOLD AUTHORITY FOR ALL NOMINEES	Gary Kohler
Peter McClung
FOR ALL EXCEPT (See instructions below)
Nicholas Swenson
Travis Swenson

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:
				FOR	AGAINST	ABSTAIN
		5.	To ratify the selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Company

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			The undersigned revokes all proxies heretofore given by the undersigned.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

REVOCABLE PROXY
AIR T, INC.
ANNUAL MEETING OF STOCKHOLDERS
To be held on August 18, 2021
This proxy is solicited on behalf of the Board of Directors.
The undersigned hereby appoints Brian Ochocki and Mark Jundt as proxies, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Air T, Inc. common stock that the undersigned is entitled to vote at, and, in their discretion, to vote upon such other business as may properly come before, the 2021 Annual Meeting of Stockholders of Air T, Inc. to be held on Wednesday, August 18, 2021 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
(Continued and to be signed on the reverse side.)

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